UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 11, 2008
LEXARIA CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	333-132134 (Commission File Number)	20-2000871 (IRS Employer Identification No.)
#604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8
Registrant's telephone number, including area code: (604) 602-1675
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On November 11, 2008 the Company issued a press release on the results of its operations with respect Belmont Lake.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 17, 2008

(Signature)	Lexaria Corp. By: “/s/ Chris Bunka” Chris Bunka President & CEO